SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  March 7, 1994

                         LSI LOGIC CORPORATION
        (Exact name of registrant as specified in its charter)

      Delaware                        0-11674                   94-2712976
(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)               File Number)          Identification No.)


               1551 McCarthy Blvd., Milpitas, California 95035
                 (Address of principal executive offices)

  Registrant's telephone number, including area code   (408) 433-8000

                           Not Applicable
   (Former name or former address, if changed since last report)






Item 5.   Other Events

On March 7, 1994, LSI Logic Corporation (the "Registrant") gave public notice of its intention, subject to market and other conditions, to raise approximately $125,000,000 through an offering of convertible subordinated notes not registered or required to be registered under the Securities Act of 1933, as amended. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the notice of offering given by the Registrant on March 7, 1994.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          99.1  Text of Press Release dated March 7, 1994



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 7, 1994                   LSI LOGIC CORPORATION

                                         /s/ David E. Sanders

                                        David E. Sanders
                                        Vice President, General Counsel
                                        & Secretary




                          INDEX TO EXHIBITS

Exhibit

99.1      Text of Press Release dated March 7, 1994.